Exhibit 99.1

RE/MAX HOLDINGS, INC. ANNOUNCES COMPLETION OF PURCHASE OF NORTH AMERICAN REGIONS FROM RE/MAX INTEGRA

RE/MAX Holdings Also Announces Amendment of Credit Agreement That Increases Capacity and Reduces Borrowing Costs

Proceeds From New Term Loans to be Used to Repay Existing Indebtedness and Fund RE/MAX INTEGRA North American Regions Acquisition

DENVER, July 21, 2021 – RE/MAX Holdings, Inc. (the “Company” or “RE/MAX Holdings”) (NYSE: RMAX), today announced that RE/MAX, LLC, one of the world’s leading franchisors of real estate brokerage services, has completed its previously announced purchase of the North American regions of RE/MAX INTEGRA. With the sale now closed, more than 19,000 agents (approximately 12,000 in Canada and 7,000 in the U.S.) and more than 1,100 independently owned and operated RE/MAX offices are now in the growing group of RE/MAX, LLC Company-Owned Regions (COR).

“We are delighted to complete this landmark regional acquisition,” said Adam Contos, RE/MAX Holdings CEO. “The addition of these strategic and geographically desirable regions enhances our ability to continue to scale, brings many attractive growth opportunities and simplifies our operational structure by creating greater efficiencies. RE/MAX INTEGRA co-founders Frank Polzler and Walter Schneider have built an impressive network over the 40 years they’ve dedicated to growing this brand. Our goal is to continue their impactful legacy and support the continued growth of these regions under the RE/MAX, LLC umbrella.”

The RE/MAX INTEGRA regions acquired by RE/MAX, LLC include five Canadian provinces (New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, and Prince Edward Island) and nine U.S. states (the New England states of Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island, and Vermont, plus the Midwestern states of Indiana, Minnesota, and Wisconsin). RE/MAX INTEGRA owns the master franchise for RE/MAX Europe and will continue to manage operations there, as it has since 1994.

Acquiring independent RE/MAX regional franchises has long been a key pillar of the Company’s growth strategy and a capital allocation priority. RE/MAX, LLC has now purchased formerly Independent Regions covering 21 states, two partial states (Northern Illinois, Southern Ohio), the District of Columbia and five Canadian provinces beginning with the Initial Public Offering (IPO) in October 2013. The acquisition of INTEGRA’s North American regions is the largest manifestation of this strategy to date.

“Affiliates in the former RE/MAX INTEGRA regions have benefited from years of strong leadership and innovative technologies and they can expect that high standard of support and service to continue,” added RE/MAX, LLC President, Nick Bailey. “This acquisition allows us to drive scale, align and streamline operations across many functions by delivering the best tools, training and technology at a greater clip. This is an exciting time for all RE/MAX Affiliates.”

Brokerages in Indiana, Minnesota and Wisconsin are joining the Central Region under RE/MAX Vice President Dana Tuggle and the New England offices will join RE/MAX Vice President Kevin Northrup under the Northeast Region. Christopher Alexander, Senior Vice President, RE/MAX Canada and Elton Ash, Regional Executive Vice President, RE/MAX Canada, will collaborate to lead COR operations as a unified front in Canada.

RE/MAX has a worldwide network of nearly 140,000 agents in more than 110 countries and territories, a global footprint larger than any of its competitors. RE/MAX, LLC is a wholly owned subsidiary of RMCO, LLC, which is controlled and managed by RE/MAX Holdings, Inc.

Debt Financing

RE/MAX Holdings also announced today that RE/MAX, LLC has amended and restated its Credit Agreement to raise $460 million in term loans and increase the capacity of the revolving facility to $50 million. RE/MAX, LLC will use the proceeds from the amended Credit Agreement to repay existing indebtedness of approximately $225 million and to fund the $235 million acquisition of the RE/MAX INTEGRA North American regions.

“We are pleased to take advantage of favorable market conditions and have accomplished our goal of extending our financing capacity to bring these regions into the Company-owned fold. We are excited about the inherent growth potential within our business for years to come,” said Karri Callahan, Chief Financial Officer of RE/MAX Holdings.

Financial Guidance

RE/MAX Holdings will provide further details on the transaction, including updated financial guidance, during the Company’s second quarter earnings conference call to be held on Thursday, August 5, 2021, at 8:30 a.m. Eastern Time. Interested parties can access the conference call using the link below:

http://www.directeventreg.com/registration/event/3535213

Interested parties will also able to access a live webcast through the Company’s Investor Relations website at http://investors.remaxholdings.com/.

# # #

About RE/MAX Holdings, Inc.

RE/MAX Holdings, Inc. (NYSE: RMAX) is one of the world’s leading franchisors in the real estate industry, franchising real estate brokerages globally under the RE/MAX® brand, and mortgage brokerages within the U.S. under the Motto® Mortgage brand. RE/MAX was founded in 1973 by Dave and Gail Liniger, with an innovative, entrepreneurial culture affording its agents and franchisees the flexibility to operate their businesses with great independence. Now with nearly 140,000 agents across over 110 countries and territories, nobody in the world sells more real estate than RE/MAX, as measured by total residential transaction sides. Dedicated to innovation and change in the real estate industry, RE/MAX Holdings launched Motto Franchising, LLC, a ground-breaking mortgage brokerage franchisor, in 2016. Motto Mortgage has grown to over 150 offices in almost 40 states.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the potential benefits of the acquisition of the RE/MAX INTEGRA North American regions, including the expectations that the acquisition will enhance the Company’s ability to continue to scale, bring many attractive growth opportunities and simplify the Company’s operational structure by creating greater efficiencies and cost and operational synergies; and statements about the growth of RE/MAX Holdings. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include (1) pending acquisition may not be consummated on the terms described herein, if at all; (2) the Company’s ability to successfully close the anticipated acquisition and to integrate the acquired regions into its business, (3) the intended benefits of the acquisition may not be realized, (4) the global COVID-19 pandemic, which has impacted the Company and continues to pose significant and widespread risks to the Company’s business, (5) changes in the real estate market or interest rates and availability of financing, (6) changes in business and economic activity in general, (7) the Company’s ability to attract and retain quality franchisees, (8) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (9) changes in laws and regulations, (10) the Company’s ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, 11) the Company’s ability to implement its technology initiatives, and (12) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

Investor Contact:	Media Contact:
Andy Schulz	Kerry McGovern
(303) 796-3287	(303) 796-3283
aschulz@remax.com	kmcgovern@remax.com